SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 9, 2002

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

The following exhibit is filed as part of Item 9 of this Current Report.

Exhibit Number	Description

99.1.	Inverness Medical Innovations, Inc. investor presentation intended to be made beginning December 9, 2002

ITEM 9.  REGULATION FD DISCLOSURE

Beginning on December 9, 2002, the Company intends to make the investor presentation attached as Exhibit 99.1 to this Current Report on Form 8-K.  The investor presentation summarizes the Company’s business strategy and includes market, product and financial information.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the  information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Paul T. Hempel
Dated: December 6, 2002		Paul T. Hempel General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Inverness Medical Innovations, Inc. investor presentation intended to be made beginning December 9, 2002.